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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 18, 1997 with respect to the financial statements of Omega Worldwide, Inc., in the Registration Statement (Amendment No. 5 to Form S-1) dated March 26, 1998.


                                          /s/ Ernst & Young LLP

Detroit, Michigan
March 25, 1998